Exhibit 10(b) Consent of Attorneys


Christopher S. Petito                                               202-965-8152

                                                      April 19, 2002


Lincoln Benefit Life Company
Lincoln Benefit Life Variable Annuity Account
Lincoln Benefit Life Centre
Lincoln, Nebraska  68501-0469

Ladies and Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in this Post-Effective Amendment No. 14 to the Registration Statement No. 033-66786 of Lincoln Benefit Life Variable Annuity Account on Form N-4. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                               Very truly yours,

                               Jorden Burt  LLP

                               /s/ Christopher S. Petito
                            By:-----------------------------
                                   Christopher S. Petito